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                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                                 --------------

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): DECEMBER 31, 2001
                                                        -----------------

                               PNM RESOURCES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)



   NEW MEXICO                       1-6986                      85-0468296
   ----------                       ------                      ----------
 (State or Other            (Commission File No.)             (IRS Employer
 Jurisdiction of                                            Identification No.)
 Incorporation)



    ALVARADO SQUARE, ALBUQUERQUE, NEW MEXICO                        87158
    ----------------------------------------                      ----------
    (Address of Principal Executive Offices)                      (Zip Code)



                                  505-241-2700
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               Registrant's telephone number, including area code



                               Manzano Corporation
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         (a) At the annual meeting of the shareholders of Public Service Company of New Mexico ("PNM") held on June 6, 2000, shareholders of PNM approved management's plan to create a new holding company pursuant to the Agreement and Plan of Share Exchange (the "Plan of Exchange"), dated as of April 17, 2000, by and between PNM and PNM Resources, Inc., a New Mexico corporation formerly known as Manzano Corporation ("PNM Resources"). Effective December 31, 2001, pursuant to the Plan of Exchange, the outstanding shares of common stock ($5.00 par value) of PNM were automatically exchanged on a share-for-share basis (the "Share Exchange") for common stock (without par value) of PNM Resources. This transaction resulted in PNM becoming a wholly owned subsidiary of PNM Resources.

         The shares of PNM Resources common stock issued pursuant to the Share Exchange were registered under the Securities Act of 1933 pursuant to PNM Resources's Registration Statement on Form S-4, as amended (No. 333-32170), filed on March 10, 2000, which became effective on April 20, 2000. Reference is made to the Proxy Statement/Prospectus of PNM Resources included in the Registration Statement for additional information about this transaction. A revised description of PNM Resources common stock is set forth under (b) below. This description reflects amendments to the Articles of Incorporation of PNM Resources subsequent to the effectiveness of the Registration Statement, which amendments were ratified by shareholders at PNM's 2001 Annual Meeting.

         Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), PNM Resources common stock is deemed to be registered under Section 12(b) of the Exchange Act. PNM Resources common stock was approved for listing on the New York Stock Exchange and PNM Resources has assumed PNM's ticker symbol, "PNM", with the consummation of the Share Exchange. PNM common stock has been delisted with the New York Stock Exchange.

         (b) Description of PNM Resources Common Stock.

         The authorized capital stock of PNM Resources consists of 10,000,000 shares of preferred stock without par value, issuable in series from time to time, and 120,000,000 shares of common stock, without par value. The board of directors of PNM Resources is authorized by PNM Resources's Articles of Incorporation, at any time or from time to time, to establish and designate one or more series of preferred stock and to fix the number of shares and the relative rights, preferences and limitations of each such series. PNM Resources's Articles of Incorporation limit the board of directors to designating voting rights only when dividends on the preferred stock are not paid and when proposed changes to the Articles would adversely affect preferred shareholders' rights. The affirmative vote of the holders of a majority of the outstanding capital stock of PNM Resources entitled to vote shall be required in order to amend, alter, change or repeal any provisions of the Articles of Incorporation.

         PNM Resources common stock is listed on the New York Stock Exchange under the ticker symbol PNM.

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                  Dividends

         After giving effect to any prior rights of the PNM Resources preferred stock, if any should become outstanding, PNM Resources will pay dividends on its common stock as determined by its board of directors out of legally available funds.

                  Voting Rights

         Holders of common stock are entitled to one vote for each share held by them on all matters submitted to the shareholders of PNM Resources. Holders of PNM Resources common stock do not have cumulative voting rights in the election of directors. The New Mexico Business Corporation Act and PNM Resources's Articles of Incorporation and Bylaws generally require the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote for shareholder action, including the election of directors. Under the New Mexico Business Corporation Act and PNM Resources's Articles of Incorporation, some corporate actions, including amending the Articles and approving a plan of merger, consolidation or share exchange, require the affirmative vote of a majority of the outstanding shares entitled to vote.

                  Liquidation

         In the event PNM Resources is liquidated or dissolved, either voluntarily or involuntarily, the holders of any PNM Resources preferred stock established by its board of directors would have priority (after any creditors of PNM Resources) with respect to the distribution of assets. After the holders of any such preferred stock are paid their aggregate liquidation preference, the holders of common stock would be entitled, to the exclusion of the holders of preferred stock, to share ratably (according to the number of shares held by them) in all remaining assets of PNM Resources available for distribution.

                  Preemptive and Other Rights

         Holders of PNM Resources's capital stock do not automatically have any preemptive rights to purchase shares of PNM Resources's common or preferred stock (or their equivalents). PNM Resources common stock is not subject to redemption or to any further calls or assessments and is not entitled to the benefit of any sinking fund provisions. The shares of PNM Resources common stock to be issued to PNM common shareholders in connection with the Share Exchange will be fully paid and non-assessable once the Share Exchange is completed.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b) Not Applicable

(c)    Exhibits. The following exhibits are filed as part of this report:


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*2.1     Agreement and Plan of Share Exchange, dated as of April 17, 2000, by and between Public Service Company of New Mexico and PNM Resources, Inc., formerly known as Manzano Corporation.

*4.1.1   Articles of Incorporation of PNM Resources, Inc.

*4.1.2 Articles of Amendment to the Articles of Incorporation of PNM Resources, Inc., dated April 10, 2001.

*4.1.3 Articles of Amendment to the Articles of Incorporation of PNM Resources, Inc., dated July 12, 2001.

*4.2     Bylaws of PNM Resources, Inc. as amended through April 17, 2001.

4.3 Articles of Exchange, as filed with the New Mexico Public Regulation Commission Corporations Bureau on December 20, 2001.

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* Previously filed and incorporated herein by reference.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PNM RESOURCES, INC.
                                   (Registrant)


                                   /s/ John R. Loyack
                                   --------------------------------
                                   Name:  John R. Loyack
                                   Title: Vice President, Controller and
                                          Chief Accounting Officer
                                   Date:  December 31, 2001


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                                  EXHIBIT INDEX


     Exhibit No.  Description
     -----------  -----------

         *2.1 Agreement and Plan of Share Exchange (incorporated by reference to Exhibit A of the registration statement on Form S-4, as amended, of PNM Resources, Inc., File No. 333-32170, filed on April 18, 2000).

         *4.1.1 Articles of Incorporation of PNM Resources, Inc. (incorporated by reference to Exhibit B of the registration statement on Form S-4, as amended, of PNM Resources, Inc., File No. 333-32170, filed on April 18, 2000).

         *4.1.2 Articles of Amendment to the Articles of Incorporation of PNM Resources, Inc., dated April 10, 2001 (incorporated by reference to Exhibit 4.1.2 of Post-Effective Amendment No. 1 to the registration statement on Form S-3 of PNM Resources, Inc., File No. 333-10993, filed on October 4, 2001).

         *4.1.3 Articles of Amendment to the Articles of Incorporation of PNM Resources, Inc., dated July 12, 2001 (incorporated by reference to Exhibit 4.1.3 of Post-Effective Amendment No. 1 to the registration statement on Form S-3 of PNM Resources, Inc., File No. 333-10993, filed on October 4, 2001).

         *4.2 Bylaws of PNM Resources, Inc. as amended through April 17, 2001 (incorporated by reference to Exhibit 4.2 of the Post-Effective Amendment No. 1 to the registration statement on Form S-3 of PNM Resources, Inc., File No. 333-10993, filed on October 4, 2001).

         4.3 Articles of Exchange, as filed with the New Mexico Public Regulation Commission Corporations Bureau on December 20, 2001.



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* Previously filed and incorporated herein by reference.